EXHIBIT 99.1
Unaudited Pro Forma Consolidated Financial Information
     The following unaudited pro forma condensed consolidated financial information reflects our pro forma financial position as of September 30, 2006, and our pro forma results of operations for the nine months ended September 30, 2006 and for the fiscal years ended December 31, 2005, 2004 and 2003, giving effect to the sale of 14,501,000 shares of Omega Protein Corporation (“Omega”) common stock. This sale was consummated in two transactions. The first transaction was completed on November 28, 2006, through the sale of 9,268,292 shares back to Omega for a gross purchase price of $47.5 million. The second transaction was completed on December 4, 2006, through the private resale of 5,232,708 shares to a group of institutional investors for a gross purchase price of approximately $29.0 million.
     Historical financial data used to prepare the pro forma financial statements were derived from the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2005, and the unaudited financial statements in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2006. This unaudited pro forma condensed consolidated financial information should be read in conjunction with our historical consolidated financial statements and the notes thereto. The unaudited pro forma condensed consolidated financial information set forth below is not necessarily indicative of what the actual results of operations would have been had these events occurred as of the dates indicated and is not intended to be a projection of future results.
     The unaudited pro forma condensed consolidated balance sheet and unaudited pro forma condensed consolidated statements of operations are based on assumptions and approximations that our management believes are reasonable. They do not reflect in precise numerical terms the impact of the transactions on the historical financial statements, and are subject to change. Such pro forma financial information should not be used as a basis for forecasting the future operations of Zapata. The pro forma financial information is presented for illustrative purposes only, and is not necessarily indicative of any future results of operations, or the results that might have occurred if the sale of 14,501,000 shares of Omega Protein common stock had actually occurred on the indicated dates.

ZAPATA CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2006

		Pro Forma Adjustments
	Zapata
	Corporation	Omega Protein	Other Pro Forma		Pro Forma
	(Note 1)	(Note 2)	Adjustments		(Note 3)
	(In thousands, except per share amounts)
ASSETS
Current assets:
Cash and cash equivalents	$90,072	$13,542	$75,541	(a)	$152,071
Accounts receivable, net	21,484	21,300	—		184
Inventories, net	59,734	59,734	—		—
Prepaid expenses and other current assets	3,553	2,614	—		939

Total current assets	174,843	97,190	75,541		153,194

Other assets, net	34,088	15,541	184	(b)	18,731
Property, plant and equipment, net	89,993	101,071	11,082	(c)	4

Total assets	$298,294	$213,802	$86,807		$171,929

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt	$2,426	$2,426	$—		$—
Accounts payable	2,396	2,303	519	(d)	613
Accrued and other current liabilities	28,242	25,421	—		2,821

Total current liabilities	33,064	30,150	519		3,434

Long-term debt	25,823	25,823	—		—
Pension liabilities	10,341	9,492	—		849
Other liabilities and deferred taxes	395	—	—		395

Total liabilities	69,623	65,465	519		4,678

Commitments and contingencies
Minority interest	63,198	—	(63,163	) (e)	35
Stockholders’ equity:
Preferred stock, $.01 par; 1,600,000 shares authorized; none issued or outstanding	—	—	—		—
Preference stock, $.01 par; 14,400,000 shares authorized; none issued or outstanding	—	—	—		—
Common stock, $0.01 par, 132,000,000 shares authorized; 24,614,536 shares issued; and 19,182,456 shares outstanding	246	257	257	(f)	246
Capital in excess of par value	164,902	117,517	117,036	(g)	164,421
Retained earnings	37,377	40,221	37,306	(h)	34,462
Treasury stock, at cost, 5,432,080 shares	(31,668)	(2,035)	(2,035	) (f)	(31,668)
Accumulated other comprehensive loss	(4,754)	(7,623)	(3,113	) (f)	(244)

Total stockholders’ equity	166,103	148,337	149,451		167,217

Total liabilities and stockholders’ equity	$298,294	$213,802	$86,807		$171,929

Note 1:	Represents Zapata Corporation’s reported unaudited condensed consolidated balance sheet, which includes Zapata’s 57% ownership of Omega Protein.

Note 2:	Represents Omega Protein’s unaudited condensed consolidated balance sheet.

Note 3: Represents Zapata Corporation’s unaudited pro forma condensed consolidated balance sheet assuming Zapata sold 14,501,000 shares of Omega Protein on September 30, 2006.

(a)	Reflects the net proceeds received for all of Zapata Corporation’s 14,501,000 shares of Omega Protein.

(b)	Reflects a net adjustment to deferred tax assets. Deferred tax liabilities were reduced to reflect the elimination of the book vs. tax basis difference related to Omega Protein. Deferred tax assets were reduced to reflect the utilization of net operating losses which would be used to offset the majority of taxes payable on the sale of Omega Protein.

(c)	Represents an impairment charge recognized in the third quarter of 2006 to reduce the carrying value of Zapata Corporation’s investment in Omega protein to fair value, through a reduction of Omega’s long-lived assets.

(d)	Reflects the estimated alternative minimum taxes and general and administrative costs to dispose of Omega Protein.

(e)	Reflects the elimination of Minority Interest related to Omega Protein.

(f)	Reflects Omega pro forma adjustments in equity which are eliminated in consolidation.

(g)	Reflects the elimination of the investment in Omega Protein.

(h)	Reflects the change in net income resulting from the pro forma adjustments to the September 30, 2006 unaudited pro forma condensed consolidated balance sheet.

ZAPATA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Nine Months Ended September 30, 2006

		Pro Forma Adjustments
	Zapata	Omega	Other Pro
	Corporation	Protein	Forma	Pro Forma
	(Note 1)	(Note 2)	Adjustments	(Note 3)
	(In thousands, except per share amounts)
Revenues	$113,730	$113,730	$—	$—
Cost of revenues	94,061	94,061	—	—

Gross profit	19,669	19,669	—	—

Operating expenses:
Selling, general and administrative	14,633	10,473	—	4,160
Loss resulting from natural disaster	1,351	1,351	—	—
Impairment of long-lived assets	11,082	—	11,082 (a)	—

Total operating expenses	27,066	11,824	11,082	4,160

Operating income (loss)	(7,397)	7,845	(11,082)	(4,160)

Other income (expense):
Interest income	3,250	507	—	2,743
Interest expense	(1,550)	(1,550)	—	—
Other, net	80	(159)	—	239

	1,780	(1,202)	—	2,982

Income (loss) before income taxes and minority interest	(5,617)	6,643	(11,082)	(1,178)

(Provision) benefit for income taxes	(1,991)	(1,675)	3,255 (b)	411
Minority interest in net income of consolidated subsidiaries	(2,090)	(2,091)	—	1

(Loss) income from continuing operations	$(5,716)	$2,877	$(7,827)	$(766)

Loss from continuing operations per share – basic and diluted (Note 4)	$(0.30)			$(0.04)

Weighted average common shares outstanding:
Basic	19,182			19,182

Diluted	19,182			19,182

Note 1:	Represents Zapata Corporation’s reported unaudited condensed consolidated statements of operations which includes Zapata’s ownership of Omega Protein.

Note 2:	Represents the unaudited condensed consolidated statement of operations of Omega Protein, including minority interest which represents the minority stockholders’ interest in the net income of Omega Protein.

Note 3:	Represents Zapata Corporation’s unaudited pro forma condensed consolidated statement of operations assuming Zapata sold 14,501,000 shares of Omega on January 1, 2003.

Note 4:	Basic loss from continuing operations per share was computed by dividing the loss from continuing operations by the weighted average common shares outstanding during the period. Diluted loss from continuing operations per share excluded options that had an exercise price greater than the average market price of the common shares for the period, or options that would be antidilutive to the loss.

(a)	Represents an impairment charge recognized in the third quarter of 2006 to reduce the carrying value of Zapata Corporation’s investment in Omega Protein to fair value, through a reduction of Omega’s long-lived assets.

(b)	Represents an adjustment for amounts recorded by Zapata Corporation for the adjusted post-transaction book vs. tax basis difference related to Omega Protein in accordance with SFAS No. 109.

ZAPATA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2005

		Pro Forma Adjustments
	Zapata	Omega	Other Pro
	Corporation	Protein	Forma		Pro Forma
	(Note 1)	(Note 2)	Adjustments		(Note 3)
	(In thousands, except per share amounts)
Revenues	$109,896	$109,896	$—		$—
Cost of revenues	91,985	91,985	—		—

Gross profit	17,911	17,911	—		—

Operating expenses:
Selling, general and administrative	18,572	13,055	—		5,517
Loss resulting from natural disaster	15,743	15,743	—		—

Total operating expenses	34,315	28,798	—		5,517

Operating loss	(16,404)	(10,887)	—		(5,517)

Other income (expense):
Interest income	1,911	615	—		1,296
Interest expense	(1,255)	(1,255)	—		—
Other, net	199	73	—		126

	855	(567)	—		1,422

Loss before income taxes and minority interest	(15,549)	(11,454)	—		(4,095)

Benefit for income taxes	6,748	4,268	1,498	(a)	982
Minority interest in net loss of consolidated subsidiaries	3,027	3,026	—		1

Loss from continuing operations	$(5,774)	$(4,160)	$(1,498)		$(3,112)

Loss from continuing operations per share – basic and diluted (Note 4)	$(0.30)				$(0.16)

Weighted average common shares outstanding:
Basic	19,136				19,136

Diluted	19,136				19,136

Note 1:	Represents Zapata Corporation’s reported unaudited condensed consolidated statements of operations which includes Zapata’s ownership of Omega Protein.

Note 2:	Represents the unaudited condensed consolidated statement of operations of Omega Protein, including minority interest which represents the minority stockholders’ interest in the net loss of Omega Protein.

Note 3:	Represents Zapata Corporation’s unaudited pro forma condensed consolidated statement of operations assuming Zapata sold 14,501,000 shares of Omega on January 1, 2003.

Note 4:	Basic loss from continuing operations per share was computed by dividing the loss from continuing operations by the weighted average common shares outstanding during the year. Diluted loss from continuing operations per share excluded options that had an exercise price greater than the average market price of the common shares for the period, or options that would be antidilutive to the loss.

(a)	Represents an adjustment for amounts recorded by Zapata Corporation of the adjusted book vs. tax basis difference related to Omega Protein in accordance with SFAS No. 109.

ZAPATA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2004

		Pro Forma Adjustments
	Zapata	Omega	Other Pro
	Corporation	Protein	Forma		Pro Forma
	(Note 1)	(Note 2)	Adjustments		(Note 3)
	(in thousands, except per share amounts)
Revenues	$119,645	$119,645	$—		$—
Cost of revenues	104,237	104,237	—		—

Gross profit	15,408	15,408	—		—

Operating expenses:
Selling, general and administrative	14,496	10,120	—		4,376

Total operating expenses	14,496	10,120	—		4,376

Operating income (loss)	912	5,288	—		(4,376)

Other income (expense):
Interest income	992	594	—		398
Interest expense	(965)	(965)	—		—
Other, net	(221)	(221)	—		—

	(194)	(592)	—		398

Income (loss) before income taxes and minority interest	718	4,696	—		(3,978)

(Provision) benefit for income taxes	(955)	(1,494)	(148	)(a)	687
Minority interest in net income of consolidated subsidiaries	(1,283)	(1,287)	—		4

(Loss) income from continuing operations	$(1,520)	$1,915	$(148)		$(3,287)

Loss from continuing operations per share – basic and diluted (Note 4)	$(0.07)				$(0.17)

Weighted average common shares outstanding:
Basic	19,131				19,131

Diluted	19,131				19,131

Note 1:	Represents Zapata Corporation’s reported unaudited condensed consolidated statements of operations which includes Zapata’s ownership of Omega Protein.

Note 2:	Represents the unaudited condensed consolidated statement of operations of Omega Protein, including minority interest which represents the minority stockholders’ interest in the net income of Omega Protein.

Note 3:	Represents Zapata Corporation’s unaudited pro forma condensed consolidated statement of operations assuming Zapata sold 14,501,000 shares of Omega on January 1, 2003.

Note 4:	Basic loss from continuing operations per share was computed by dividing the loss from continuing operations by the weighted average common shares outstanding during the year. Diluted loss from continuing operations per share excluded options that had an exercise price greater than the average market price of the common shares for the period, or options that would be antidilutive to the loss.

(a)	Represents an adjustment for amounts recorded by Zapata Corporation of the adjusted book vs. tax basis difference related to Omega Protein in accordance with SFAS No. 109.

ZAPATA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2003

		Pro Forma Adjustments
	Zapata		Other Pro
	Corporation	Omega Protein	Forma		Pro Forma
	(Note 1)	(Note 2)	Adjustments		(Note 3)
	(in thousands, except per share amounts)
Revenues	$117,926	$117,926	$—		$—
Cost of revenues	99,028	99,028	—		—

Gross profit	18,898	18,898	—		—

Operating expenses:
Selling, general and administrative	13,068	9,369	—		3,699

Total operating expenses	13,068	9,369	—		3,699

Operating income (loss)	5,830	9,529	—		(3,699)

Other income (expense):
Interest income	1,214	443	—		771
Interest expense	(1,134)	(1,134)	—		—
Other, net	(234)	(234)	—		—

	(154)	(925)	—		771

Income (loss) before income taxes and minority interest	5,676	8,604	—		(2,928)

(Provision) benefit for income taxes	(3,017)	(2,806)	(4,514	)(a)	4,303
Minority interest in net income of consolidated subsidiaries	(2,305)	(2,307)	—		2

Income (loss) from continuing operations	$354	$3,491	$(4,514)		$1,377

Income from continuing operations per share – basic and diluted (Note 4)	$0.02				$0.07

Weighted average common shares outstanding:
Basic	19,128				19,128

Diluted	19,244				19,244

Note 1:	Represents Zapata Corporation’s reported unaudited condensed consolidated statements of operations which includes Zapata’s ownership of Omega Protein.

Note 2:	Represents the unaudited condensed consolidated statement of operations of Omega Protein, including minority interest which represents the minority stockholders’ interest in the net income of Omega Protein.

Note 3:	Represents Zapata Corporation’s unaudited pro forma condensed consolidated statement of operations assuming Zapata sold 14,501,000 shares of Omega on January 1, 2003.

Note 4:	Basic income from continuing operations per share was computed by dividing the income from continuing operations by the weighted average common shares outstanding during the year. Diluted income from continuing operations per share excluded options that had an exercise price greater than the average market price of the common shares for the period.

(a)	Represents an adjustment for amounts recorded by Zapata Corporation for the adjusted book vs. tax basis difference related to Omega Protein in accordance with SFAS No. 109.